UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – April 19, 2011

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company

(Exact name of registrant as specified in its charter)

Texas	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Energy Future Holdings Corp. (“EFH Corp.”) and Energy Future Competitive Holdings Company LLC (“EFCH”) are filing all of the information contained in this Form 8-K. Energy Future Intermediate Holding Company LLC (“EFIH”) is filing only the information contained in this Form 8-K related to the Intercompany Notes (as defined below).

Item 1.01      Entry into a Material Definitive Agreement.

Reference is made to the Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on (a) April 1, 2011, by each of EFH Corp., EFCH and EFIH regarding the commencement of solicitation of consents by Texas Competitive Electric Holdings Company LLC (“TCEH”), a subsidiary of EFH Corp. and EFCH, from lenders (the “Lenders”) under its Credit Agreement, dated as of October 10, 2007 (as amended, the “Senior Secured Credit Facilities”), for an amendment to the Senior Secured Credit Facilities (the “Amendment”) and the extension of certain loans and commitments under the Senior Secured Credit Facilities (the “Extension” and, together with the Amendment, the “Credit Facilities Amendment”); (b) April 8, 2011, by each of EFH Corp., EFCH and EFIH regarding the receipt of the requisite consents from Lenders in order for the Amendment to become effective, the execution of the Amendment by the requisite parties and the effectiveness of the Amendment; (c) April 13, 2011, by each of EFH Corp. and EFCH regarding the agreement by Lenders to extend the maturity of over 80% of the aggregate amount of the outstanding term loans and deposit letter of credit loans under the Senior Secured Credit Facilities pursuant to the Extension, and the agreement by Lenders to extend a certain portion of their commitments under the TCEH revolving credit facility pursuant to the Extension; (d) April 14, 2011, by each of EFH Corp. and EFCH regarding the commencement of an offering of senior secured notes by TCEH and TCEH Finance, Inc., a wholly-owned subsidiary of TCEH (collectively, the “Issuer”); and (e) April 14, 2011, by each of EFH Corp. and EFCH regarding the pricing of such senior secured notes.

Senior Secured Credit Facilities

As previously disclosed, the Amendment became effective on April 7, 2011. The Amendment includes, among other things, amendments to certain covenants contained in the Senior Secured Credit Facilities (including the Consolidated Secured Debt to Consolidated EBITDA Ratio (as such term is defined in the Senior Secured Credit Facilities) financial maintenance covenant), as well as an acknowledgement from the Lenders that (i) the terms of the Intercompany Notes (as defined below) comply with the Senior Secured Credit Facilities, including the requirement that these loans be made on an “arm’s-length” basis, and (ii) no mandatory repayments relating to excess cash flows were required to be made by TCEH under the Senior Secured Credit Facilities for fiscal years 2008, 2009 and 2010.

In addition, the Amendment contains certain provisions related to notes receivable from EFH Corp. that are payable to TCEH on demand and arise from cash loaned for (i) debt principal and interest payments (the “P&I Note”) and (ii) other general corporate purposes of EFH Corp. (the “SG&A Note” and, together with the P&I Note, the “Intercompany Notes”). In addition to the acknowledgement described above, TCEH agreed in the Amendment:

(1)	not to make any further loans under the SG&A Note to EFH Corp.;

(2)	that borrowings outstanding under the P&I Note will not exceed $2 billion in the aggregate at any time; and

(3)	that the sum of (a) the outstanding senior secured indebtedness (including guarantees) issued by EFH Corp. or any subsidiary of EFH Corp. (including EFIH) secured by a second-priority lien on the equity interests that EFIH owns in Oncor Electric Delivery Holdings Company LLC (the “EFIH Second-Priority Debt”) and (b) the aggregate outstanding amount of the Intercompany Notes will not exceed, at any time, the maximum amount of EFIH Second-Priority Debt permitted by the indenture governing the 10.000% Senior Secured Notes due 2020 issued by EFH Corp. as in effect on April 7, 2011.

Further, in connection with the Amendment, the following actions were taken with respect to the Intercompany Notes:

(1)	EFH Corp. repaid $770 million of borrowings under the SG&A Note; and

(2)	EFIH and EFCH guaranteed, on an unsecured basis, the remaining balance of the SG&A Note (consistent with the existing EFIH and EFCH unsecured guarantees of the P&I Note).

TCEH also repaid all borrowings outstanding under its note payable to EFH Corp.

Although the Amendment became effective on April 7, 2011, the closing and effectiveness of the Extension was conditioned upon the satisfaction of certain conditions, including, among others, (a) the closing of an offering of senior secured notes (unless waived by TCEH) and (b) the aggregate pro-rata repayment of certain outstanding loans under the Senior Secured Credit Facilities and, solely with respect to the extended commitments under the revolving credit facility, the reduction of certain commitments under the revolving credit facility. On April 19, 2011, the Issuer issued $1,750 million aggregate principal amount of 11.5% Senior Secured Notes due 2020 (the “New Notes”) at 99.295% of face value and used the net proceeds from the issuance of the New Notes to repay approximately $1.6 billion aggregate principal amount of loans under the Senior Secured Credit Facilities and to pay certain arranger fees and expenses to the initial purchasers of the New Notes related to the Credit Facilities Amendment. As a result, the Extension became effective on April 19, 2011.

As a result of the Extension becoming effective, under the Senior Secured Credit Facilities there are approximately:

(1)	$15,402 million aggregate principal amount of term loans with maturities extended from 2014 to 2017 and $3,777 million aggregate principal amount of non-extended term loans;

(2)	$1,020 million aggregate principal amount of deposit letter of credit loans with maturities extended from 2014 to 2017 and $43 million aggregate principal amount of non-extended deposit letter of credit loans; and

(3)	$1,384 million aggregate principal amount of revolving commitments with maturities extended from 2013 to 2016 and $671 million aggregate principal amount of non-extended commitments under the revolving credit facility.

The interest rate on the extended term loans and extended deposit letter of credit loans increased from LIBOR plus 3.50% to LIBOR plus 4.50%. The interest rate on the extended revolving commitments increased from LIBOR plus 3.50% to LIBOR plus 4.50%, and the undrawn fee with respect to such commitments increased from 0.50% to 1.00%. Upon the effectiveness of the Extension, TCEH paid an up-front extension fee of 350 basis points on extended term loans and extended deposit letter of credit loans to Lenders that agreed to extend their term loans and deposit letter of credit loans.

The Senior Secured Credit Facilities include a “springing maturity” provision pursuant to which (a) in the event that more than $500 million aggregate principal amount of TCEH’s 10.25% Senior Notes due 2015 and 10.25% Senior Notes due 2015, Series B (other than notes held by EFH Corp. or its controlled affiliates as of March 31, 2011 to the extent held as of the date of determination) or more than $150 million aggregate principal amount of TCEH’s 10.50%/11.25% Senior Toggle Notes due 2016 (other than notes held by EFH Corp. or its controlled affiliates as of March 31, 2011 to the extent held as of the date of determination), as applicable, remain outstanding as of 91 days prior to the maturity date of the applicable notes and (b) TCEH’s Consolidated Total Debt to Consolidated EBITDA Ratio (as such term is defined in the Senior Secured Credit Facilities) is greater than 6.00 to 1.00 at such applicable determination date, then the maturity date of the extended loans will automatically change to 90 days prior to the maturity date of the applicable notes.

A copy of the Senior Secured Credit Facilities, as amended by the Credit Facilities Amendment, is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Credit Facilities Amendment and the Senior Secured Credit Facilities herein is qualified in its entirety by reference to the Senior Secured Credit Facilities.

Indenture

On April 19, 2011, the Issuer entered into an indenture (the “Indenture”) among the Issuer, the guarantors party thereto (collectively, the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as trustee. Pursuant to the Indenture, the Issuer issued $1,750 million aggregate principal amount of New Notes. The New Notes will mature on October 1, 2020. Interest on the New Notes is payable in cash quarterly in arrears on January 1, April 1, July 1 and October 1 of each year at a fixed rate of 11.5% per annum, commencing on July 1, 2011.

The New Notes are initially unconditionally guaranteed (the “guarantees”) on a senior basis, jointly and severally, by the Guarantors, which are the same guarantors that guarantee the obligations arising under the Senior Secured Credit Facilities. The New Notes are secured, on a first-priority basis, by security interests in all of the assets of TCEH, and the guarantees are secured, on a first-priority basis, by all of the assets and equity interests of all of the Guarantors, in each case, to the extent such assets and equity interests secure obligations under the Senior Secured Credit Facilities (the “Collateral”), subject to certain exceptions and permitted liens.

The New Notes and the guarantees are senior obligations of the Issuer and the Guarantors, respectively, and rank equally in right of payment with all existing and future senior debt of the Issuer and the Guarantors, respectively. The New Notes and the guarantees are effectively subordinated to the Issuer’s and the Guarantors’ existing and future debt that is secured by assets that are not a part of the Collateral, to the extent of the value of such assets. The New Notes are structurally subordinated to all existing and future debt and liabilities of TCEH’s non-guarantor subsidiaries (other than TCEH Finance, Inc.). The New Notes and the guarantees are effectively senior in right of payment to all existing and future second-priority and unsecured debt of the Issuer and the Guarantors to the extent of the value of the Collateral. The New Notes and the guarantees are senior in right of payment to any future subordinated debt of the Issuer and the Guarantors, respectively.

The New Notes and the Indenture restrict TCEH’s and its restricted subsidiaries’ ability to, among other things:

•	make restricted payments, including certain investments;

•	incur debt and issue preferred stock;

•	incur liens;

•	permit dividend and other payment restrictions on restricted subsidiaries;

•	merge, consolidate or sell assets; and

•	engage in transactions with affiliates.

These covenants are subject to a number of important limitations and exceptions. The New Notes and the Indenture also contain customary events of default, including, among others, failure to pay principal or interest on the New Notes or the guarantees when due.

The Issuer may redeem the New Notes, in whole or in part, at any time on or after April 1, 2016, at specified redemption prices, plus accrued and unpaid interest, if any. In addition, before April 1, 2014, the Issuer may redeem up to 35% of the aggregate principal amount of the New Notes from time to time at a redemption price of 111.500% of the aggregate principal amount of the New Notes, plus accrued and unpaid interest, if any, with the net cash proceeds of certain equity offerings. The Issuer may also redeem the New Notes at any time prior to April 1, 2016 at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. Upon the occurrence of a change in control, the Issuer must offer to repurchase the New Notes at 101% of their principal amount, plus accrued and unpaid interest, if any.

The New Notes were offered only to “qualified institutional buyers” as defined under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The New Notes have not been registered under the Securities Act or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act. The Issuer and the Guarantors are not required to, nor do they intend to, register the New Notes for resale under the Securities Act or the securities laws of any other jurisdiction or to offer to exchange the New Notes for registered notes under the Securities Act or the securities laws of any other jurisdiction.

A copy of the Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the Indenture is qualified in its entirety by reference to the Indenture.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the New Notes.

Security-Related Agreements

In connection with the issuance of the New Notes, deeds of trust have been executed and filed of record or will be filed of record in the appropriate counties. Forms of the deeds of trust are filed as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, in connection with the issuance of the New Notes, TCEH and certain subsidiary guarantors of the New Notes have entered into separate Subordination and Priority Agreements with respect to each property secured by a deed of trust with Citibank, N.A., as beneficiary under the First Lien Credit Deed of Trust, and The Bank of New York Mellon Trust Company, N.A., as beneficiary under the Second Lien Indenture Deed of Trust, and Citibank, N.A., as beneficiary under the First Lien Indenture Deed of Trust (as each term is defined in each Subordination and Priority Agreement) to establish certain priorities with respect to collateral under their respective financing documents. Each Subordination and Priority Agreement has been executed and filed of record or will be filed of record in the appropriate counties. A form of the Subordination and Priority Agreement is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the Indenture and the New Notes set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	4.1	Indenture, dated as of April 19, 2011, among the Issuer, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to 11.5% Senior Secured Notes due 2020.

	4.2	Form of Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing to Fidelity National Title Insurance Company, as trustee, for the benefit of Citibank, N.A., as Collateral Agent for the benefit of the Holders of the New Notes, as Beneficiary.

	4.3	Form of Deed of Trust and Security Agreement to Fidelity National Title Insurance Company, as trustee, for the benefit of Citibank, N.A., as Collateral Agent for the benefit of the Holders of the New Notes, as Beneficiary.

	4.4	Form of Subordination and Priority Agreement, among Citibank, N.A., as beneficiary under the First Lien Credit Deed of Trust, The Bank of New York Mellon Trust Company, N.A., as beneficiary under the Second Lien Indenture Deed of Trust, Citibank, N.A., as beneficiary under the First Lien Indenture Deed of Trust, TCEH and the subsidiary guarantors party thereto.

	10.1	Amendment No. 2, dated as of April 7, 2011, to the Credit Agreement, dated October 10, 2007, among Energy Future Competitive Holdings Company; Texas Competitive Electric Holdings Company LLC, as the borrower; the several lenders from time to time parties thereto; Citibank, N.A., as administrative agent, collateral agent, swingline lender, revolving letter of credit issuer and deposit letter of credit issuer; Goldman Sachs Credit Partners L.P., as posting agent, posting syndication agent and posting documentation agent; JPMorgan Chase Bank, N.A., as syndication agent and revolving letter of credit issuer; Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P., Lehman Brothers Inc., Morgan Stanley Senior Funding, Inc. and Credit Suisse Securities (USA) LLC, as joint lead arrangers and bookrunners; Goldman Sachs Credit Partners L.P., as posting lead arranger and bookrunner; Credit Suisse, Goldman Sachs Credit Partners L.P., Lehman Commercial Paper Inc., Morgan Stanley Senior Funding, Inc., as co-documentation agents; and J. Aron & Company, as posting calculation agent.

* * *

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. Forward-looking statements are generally not statements of historical facts. These forward-looking statements are based on our current beliefs and expectations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control). The factors that could cause actual results or outcomes to differ materially from these forward-looking statements include those discussed in EFH Corp.’s, EFCH’s and EFIH’s Annual Reports on Form 10-K for the fiscal year ended December 31, 2010. You are cautioned not to place undue reliance on these forward-looking statements, which are applicable only on the date of this Current Report on Form 8-K. None of EFH, EFCH or EFIH undertakes any obligation to publicly release any revision to their respective forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stan J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

/s/ Stan J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stan J. Szlauderbach
Name: Stan J. Szlauderbach
Title: Senior Vice President & Controller

Dated: April 19, 2011